UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148
(Address of Principal Executive Offices)	(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

F.N.B. Corporation is furnishing the investor presentation materials attached hereto as Exhibit 99.1, which may be used in presentations by F.N.B. management to investors, analysts and others from time to time, beginning on May 21, 2013 at the SunTrust Robinson Humphrey 2013 Financial Services Unconference. The presentation materials will be posted on F.N.B.’s website, www.fnbcorporation.com. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless specifically identified as being incorporated therein by reference.

Item 8.01	Other Events.

On May 21, 2013 F.N.B will participate in the SunTrust Robinson Humphrey 2013 Financial Services Unconference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Investor presentation materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie
Chief Legal Officer

Date: May 21, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation materials